Exhibit 99.1

Global Leader in Bacteriophage Development to Combat Infectious Diseases January 2017 NYSE MKT: APHB www.ampliphibio.com

Safe Harbor Statement

This presentation contains "forward-looking" statements that involve risks, uncertainties and assumptions. If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to: the potential future of antibiotic resistance; the expected timing of patient dosing; the expected timing of collecting and reporting data; the expected timing of additional clinical trials, including Phase II clinical trials; the drug product candidates to be supplied by AmpliPhi for clinical trials; the activities to be performed by specific parties in connection with clinical trials; the potential use of bacteriophages to treat bacterial infections; timing for manufacturing scale-up; research and development plans; the development of bacteriophage-based therapies; the ability to select combinations of phages to formulate product candidates; the ability to manufacture product candidates; the safety and efficacy of product candidates; collaborations with third parties and the potential markets for product candidates; potential market growth; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, we undertake no obligation to update publicly any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

We refer you to the documents that we file from time to time with the Securities and Exchange Commission (the “SEC”), specifically our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These documents, including the sections therein entitled “Risk Factors”, identify important factors that could cause the actual results to differ materially from those contained in forward-looking statements.

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AmpliPhi BIOSCIENCES CORPORATION

Year 2050 The Looming Era of Drug - Resistant Superbugs 3 $100 trillion cumulative cost If we fail to act, this could become our reality 10,000,000 annual deaths 3.5% global GDP reduction Source: 2016 O’Neill Report to UK Government

The World Awaits a Response 4 The superbug crisis kills more patients than breast cancer The Telegraph, December 11, 2016

Bacteriophage - based technology • Radically different from traditional antibiotics • Natural enemy of bacteria • Potential to target any species of bacteria Technology and expertise • Over 10 years of bacteriophage development with $60 million invested since 2011 Product pipeline • Multiple programs targeting antibiotic - resistant bacteria • Two completed Phase 1 trials demonstrate lead candidate is w ell - tolerated with promising data justifying further development Manufacturing • World’s only in - house, dedicated cGMP phage manufacturing facility 5 Company Overview Novel Approach to Combat Antibiotic - Resistant Bacteria

6 • Addressing emerging global medical crisis • Advancing into first Phase 2 phage therapy trial • Scalable technology platform enables pipeline expansion • Strategy aimed at fastest approval for initial products • Know - how and IP as competitive barriers to entry • Public and private partnerships support efficient use of funds Investment Highlights Leading the Promising Field of Bacteriophage Therapy

The Power of Phage Harnessing an Ancient Predator - Prey Relationship … • Most abundant and diverse organisms on Earth • Multiple species of phage for every strain of bacteria • Humans evolved with phage in and on us …We Can Engineer Phage Products to Combat Evolving Bacterial Pathogens • Develop multiple phage cocktails to maximize efficacy and minimize treatment resistance • Hybridize and synthesize traits to create “super” phages 7

Product Pipeline

Product Pipeline Indication Partner Discovery Preclinical Phase 1 Phase 2 AB - SA01 (3 - Phage cocktail targeting Staphylococcus aureus ) Chronic Rhinosinusitis (CRS) 2H 2017 Intact Skin Healthy Subjects Pending funding from Army AB - PA01 (4 - Phage cocktail targeting Pseudomonas aeruginosa ) Cystic Fibrosis (CF) 1H 2018 CRS 1H 2018 AB - CD01 ( Clostridium difficile ) C. diff Infection 9

10 U.S. Market Opportunity Epidemiology • ~30 million cases each year • Rising prevalence Quality of Life • Score worse than reported for congestive heart failure and chronic back pain • ~300,000 patients undergo invasive surgery each year Economic Burden • $4.3 billion annual direct treatment costs • Estimated economic burden of $22 billion per year AB - SA01 • Non - invasive • Proven to - Penetrate biofilms - Relieve rhinitis S. aureus in CRS Addressing an unmet medical need and alleviating a significant economic burden

11 University of Adelaide Patient 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Days Completed CRS Phase 1 Trial Low Dose BID (10 8 PFU/mL) High Dose BID (10 9 PFU/mL) Primary Endpoints ▪ Well tolerated ▪ No drug - related SAEs Secondary Observations ▪ Reduced S. aureus bacterial load at end of trial compared to baseline in all patients ▪ Comparison of pre - and post - clinical endoscopic images showed reduction in mucosal edema, discharge and polyps ▪ No patient drop outs Nasal Wash Administration

Completed Intact Skin Phase 1 Trial

U.S. Army under CRADA

Topically administered AB-SA01 and placebo to opposite forearms, covered with occlusive dressings

Treatment for 3 consecutive days and monitored for 2 weeks following treatment

	Subject	Days 1	Days 2	Days 3
▪ **Low Dose QD** (10^8 PFU/mL)				
▪ **High Dose QD** (10^9 PFU/mL)				

Primary Endpoints (all subjects)

- AB-SA01 well tolerated throughout the trial
- No treatment-emergent AEs considered definitely or probably related to AB-SA01
- No severe or high-grade treatment-emergent AEs, SAEs or discontinuation of treatment due to treatment-emergent AEs
- All laboratory values and vital sign parameters within normal ranges

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AMPLIPHI BIOSCIENCES CORPORATION

Pseudomonas in CF

Addressing an unmet medical need and alleviating a significant economic burden

U.S. Market Opportunity			
Epidemiology	Quality of Life	Economic Burden	AB-PA01
• *Pseudomonas* infects ~80% of CF patients ages 25-34 • High overlap with CRS	• Repeated antibiotic use drives emergence of resistance • Recurrent infections severely compromise lung function	• Mean annual costs following initial infection increase by ~$18,500 per patient per year	• >85% activity against global reference panel of CF isolates • Penetrates biofilms • Survives nebulization



Intermittent lung colonization
Early chronic lung infection
Chronic sinus infection
Paranasal sinuses
Nose
Mouth
Trachea
Lung
Genetically adapted strains
Colonization by an environmental strain
Genetic adaptation in the sinus
Eradication in the lung
Seeding of the adapted strains from the sinus to the lung

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AmpliPhi Biosciences Corporation

14 U.S. Market Opportunity Epidemiology • Disease often arises after systemic antibiotic therapy; 20 - 40% recurrence • One of the most common hospital - acquired infections Quality of Life • Severe diarrhea and physical pain • Can limit antibiotic treatment for other conditions Economic Burden • $ 4.8 billion in annual acute care costs • 250,000 hospitalizations per year • 14,000 deaths per year AB - CD01 • Preserves beneficial microbiome • Can prevent re - infection • Adjunctive to antibiotic therapy C. difficile Infections Addressing an unmet medical need and alleviating a significant economic burden

Corporate Overview

16 Wild - Type Engineered Armed Scalable Technology Platform Strategy for Fast FDA Approval

Patents Covering: Methods of Treatment and Cocktail Compositions Manufacturing Know - How QIDP Orphan Designations Drug/device Combinations 17 Competitive Barriers to Entry

18 Patent Protection ▪ Protection for the sequential administration of phage and antibiotics ▪ Prosecuting both biofilm - dependent and independent induced sensitivity ▪ Broad coverage in EU, Australia, Japan; U.S. protection for Pseudomonas Promising Approach ▪ Bacteria have limited degrees of freedom to “out - maneuver” therapies ▪ Penetrate biofilm, pressure to drop efflux pumps and/or plasmids ▪ Recent publications demonstrate POC in human patients Reinvigorate Antibiotic Efficacy

Ljubljana, Slovenia: • ~6,000 square feet - Clean rooms - QC & process d evelopment - GMP storage Conducting: • Fermentation (40 - liter scale) • Purification • Aseptic fill • Product QC and release • Stability APHB cGMP Bioreactor 19 In - House cGMP Certified Manufacturing Facility

The AmpliPhi Team

Management

M. Scott Salka
Chief Executive Officer

Steve Martin
Chief Financial Officer

Wendy Johnson
Interim Chief Operating Officer

Alex Gaidamaka, Ph.D., D.V.M.
VP CMC

Sandra Morales, Ph.D.
VP Research

Carrie Langlais Furr, Ph.D.
VP Regulatory & Project Management

Board of Directors

Jeremy Curnock Cook

Louis Drapeau

Mike Perry, D.V.M., Ph.D.

Vijay Samant

Paul Grint, M.D.

M. Scott Salka, Wendy Johnson

~20 in R&D and Manufacturing

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Biocontrol and SPH Acquisitions cGMP in Slovenia Uplisted to NYSE MKT First - in - man Dose of AB - SA01 for CRS 21 2011 2015 2016 $13M Financing Scott Salka Appointed as CEO Opened U.S. IND & Initiated Phase 1 Intact Skin Trial $5M Financing $4M Financing Final Results from Phase 1 Intact Skin Trial Final Results from Phase 1 CRS Trial Recent History of Accomplishments

22 Partnerships support development and funding $9.0M raised in 2016 • Raised $5.0M in June • Raised $ 4.0M in November • Received $0.9M incentive payment from Australian Government • $ 5.7M cash balance as of December 31, 2016 16.5M shares outstanding as of December 31 , 2016 • 25M fully diluted Monthly burn currently at ~$1M; expected to increase in 2H2017 Pursuing multiple financing options Funding and Capitalization

23 2017 2018 S. aureus CRS • Initiate Phase 2 trial • Complete enrollment P. aeruginosa CF and CRS • Complete manufacture of AB - PA01 clinical trial material • Complete design of CF and CRS phase 1 trials • Complete inhalation toxicology studies • Initiate Phase 1 single ascending dose study in CF patients • Initiate Phase 1 CRS study C . difficile CDI/CDAD • Engineer phage and manufacturing hosts • Optimize manufacturing Upcoming Development Milestones

24 • Addressing emerging global medical crisis • Advancing into first Phase 2 phage therapy trial • Scalable technology platform enables pipeline expansion • Strategy aimed at fastest approval for initial products • Know - how and IP as competitive barriers to entry • Public and private partnerships support efficient use of funds In Summary Leading the Promising Field of Bacteriophage Therapy